Exhibit 99.1

Global Net Lease Second Quarter 2026 Investor Presentation Pictured: Home Depot in Lake Park, Georgia

Forward Looking Statements This presentation contains statements that are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing, ability to consummate and consideration related to our anticipated acquisitions and dispositions, the intent, belief or current expectations of us, our operating partnership and members of our management team, our business and growth strategies, and our investment and financing activities, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks that any potential future acquisition, including the Modiv transaction, or disposition by us is subject to market conditions, capital availability and timing considerations and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements are set forth under “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 25, 2026, our Quarterly Reports on Form 10-Q, our periodic reports on Form 8-K and our other filings with SEC as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Projections This presentation also includes estimated projections of future operating results. These projections are not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. All such statements, including but not limited to estimates of value accretion, synergies, run-rate or annualized figures and results of future operations after making adjustments to give effect to assumed future operations reflect assumptions as to certain business decisions and events that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized, or that the projections described in this presentation will be realized at all. This presentation also contains estimates and information concerning our industry and tenants, including market position, market size and growth rates of the markets in which we operate, that are based on industry publications and other third-party reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our periodic reports on Form 8-K and all of our other filings with the SEC, as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Credit Ratings A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology of assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. Q2'26 Investor Presentation 2

Second Quarter 2026 Investor Presentation

Q2 2026 in Review

# Continued Execution of Strategic Goals in Q2'26

GLOBAL NET LEASE

**GNL continues to deliver consistent results, reflecting the Company's disciplined execution of its strategic initiatives**

**$263M** YTD Closed + Disposition Pipeline

**Year-to-date $263 million closed plus disposition pipeline**[1], of which **78% is comprised of office sales**, further advancing the Company's strategic initiative to reduce its office exposure; includes **$145 million of closed dispositions at a 7.6% cash cap rate**[2] **on occupied assets**, as well as **vacant assets that the Company expects to eliminate over $1 million of annualized NOI drag**

**6.6x** Q2'26 Net Debt to Adj. EBITDA

Through its **strategic disposition plan**, GNL has **reduced Net Debt by $630 million since Q2'25**, bringing **Net Debt to Adjusted EBITDA to 6.6x,** within its target leverage range of 6.5x – 6.9x, reflecting continued disciplined balance sheet management and sustained progress on deleveraging

**5.6%** Q2'26 Renewal Leasing Spread

GNL continues to showcase strong asset management capabilities through robust leasing activity, **achieving a 5.6% renewal spread**, highlighted by a **9.1% spread on a FedEx renewal** and a **7.4% spread on 76,000 square feet of renewals with Dollar General**, further highlighting the **mission-critical nature** of its portfolio and the attractive mark-to-market opportunities it offers

**2.2M** GNL Shares to be Received From Bellevue Capital

As part of the previously disclosed **exit from Bellevue Capital**, Michael Weil, Chief Executive Officer of GNL, will receive **2.2 million GNL shares from Bellevue Capital**, increasing his ownership to approximately 2.9 million shares, underscoring his **confidence in GNL's strategy and commitment to long-term value creation**

1. Year-to-date closed plus disposition pipeline totaling $263 million as of July 31, 2026. Closed plus active disposition pipeline includes $145 million of closed sales, approximately $40 million under signed purchase and sale agreements ("PSA") and approximately $77 million under letters of intent ("LOI"). There can be no assurance that transactions under such PSA or LOI will be consummated on the above terms, if at all.
2. Excludes dark properties.

Q2'26 Investor Presentation 4

Q2 2026 in Review

# A Year of Significant Improvements

GNL's non-core disposition program, highlighted by the Multi-Tenant Retail Portfolio Sale, targeted assets with below-average lease terms and lower-credit tenancy. The sale elevated portfolio quality and accelerated deleveraging, positioning GNL for durable, long-term earnings growth.

| | Q2'25 | Q2'26 | Positive Impact on Portfolio/Operating Metrics | |
|---|---|---|---|---|
| % IG Rated Tenants[1] | 60% | 63% | +300bps | *Stronger Tenant Credit Quality Through Strategic Portfolio Optimization* |
| Office Occupancy | 95% | 99% | +400bps | *Mission-Critical Office Assets Anchoring Portfolio Stability* |
| Liquidity[2] | $790M | $919M | +$129M | *Improved Liquidity Following Significant Debt Reduction* |
| Credit Facility Spread | +160bps | +125bps | (35bps) | *Lower Borrowing Costs from Improved Credit Facility Pricing Due to Enhanced Credit Rating* |
| Capital Expenditures[3] | $19.6M | $3.4M | ($16.2M) | *Enhanced Cash Flow Through Simplified Portfolio* |
| Outstanding Debt Balance | $3,118M | $2,497M | ($621M) | *Greater Financial Flexibility with Reduced Debt Service Costs* |

1. Metric based on Annualized SLR as of June 30, 2025 and 2026. Refer to Investment Grade Rating definition included in the footnotes on slide 10.
2. Liquidity includes $765.4 million of availability under the Revolving Credit Facility and $153.6 million of cash and cash equivalents as of June 30, 2026.
3. Capital expenditures represent the six months ended June 30, 2025 and June 30, 2026.

Q2'26 Investor Presentation 5

Track Record of Delivering on Strategic Goals Q2'26 Investor Presentation 6 Successful Disposition Program Since launching its disposition program, GNL has completed approximately $3.5 billion in sales, highlighted by the $1.8 billion Multi-Tenant Retail Portfolio sale in 2025, which accelerated debt reduction efforts and materially strengthened the balance sheet and portfolio Significant Leverage Reduction By strategically deploying proceeds from non-core asset sales toward accelerated debt paydown, GNL reduced its net debt balance by $630 million, from $3.0 billion in Q2'25 to $2.3 billion in Q2'26, significantly strengthening the balance sheet and enhancing financial flexibility Accretive Share Repurchase Program GNL deploys a portion of net proceeds from non-core asset sales to accretively repurchase shares, having repurchased 20.9 million shares for $170 million at a weighted average price of $8.11(1) Execution Track Record GNL undertook a broad set of actions that collectively repositioned the Company – elevating overall quality through a more streamlined portfolio, a materially lower leverage profile, enhanced liquidity and improved credit metrics 1. Represents share repurchases from January 1, 2025 through July 31, 2026.

` Q2'26 Investor Presentation 7 Execution Track Record Achieved 5.6% Renewal Leasing Spread GNL continued to showcase its strong asset management capabilities through robust leasing activity, achieving a 5.6% renewal spread in Q2’26 by taking a proactive approach with tenants, while further highlighting the mission-critical nature of its portfolio and the attractive mark-to-market opportunities it offers Refinanced Revolving Credit Facility GNL successfully executed a $1.8 billion refinancing of its Revolving Credit Facility, delivering an immediate 35 basis point reduction in interest rate spread, boosting liquidity and extending the Company’s weighted average debt maturity, providing greater financial flexibility Lowered G&A Expense and Capex Through the $1.8 billion sale of its Multi-Tenant Retail Portfolio, GNL has successfully repositioned itself in 2025 as a pure-play single-tenant net lease REIT, enabling a reduction in G&A expenses and a material decrease in capital expenditures as operations were streamlined Track Record of Delivering on Strategic Goals (Cont’d) GNL Management executed a disciplined strategy designed to reposition GNL’s path forward, generate measurable balance sheet and portfolio improvements, and meaningfully expand strategic flexibility heading into the next phase of growth

Shifting Focus to Growth ▪ Shifting from a deleveraging and disposition-driven strategy to accretive recycling of capital to drive earnings growth ▪ Maintain a disciplined approach toward capital allocation and continued leverage reduction What’s Ahead in 2026 1 2 3 Selectively Sell Assets with a Focus on Reducing Office Exposure ▪ Office assets have accounted for 78% of total disposition volume in 2026 ▪ Sold $72 million of occupied office assets at a 7.4% cap rate, underscoring the quality and value of the office portfolio Redeployment of Sale Proceeds Into Accretive Acquisitions ▪ GNL has acquired a 100,000-square-foot single-tenant industrial asset in Mississippi occupied by FedEx for $14 million at an 8.2% cash cap rate Q2'26 Investor Presentation 8 2026 Strategic Priorities Increasing 2026 Financial Guidance $0.82 – $0.85 AFFO per Share(1) 6.5x – 6.9x Net Debt to Adjusted EBITDA(1)(2) $700M – $800M Gross Transaction Volume(3) 1. We do not provide guidance on net income. We only provide guidance on AFFO per share and our Net Debt to Adjusted EBITDA ratio and do not provide reconciliations of this forward-looking non-GAAP guidance to net income per share or our debt to net income due to the inherent difficulty in quantifying certain items necessary to provide such reconciliations as a result of their unknown effect, timing and potential significance. Examples of such items include impairment of assets, gains and losses from sales of assets, and depreciation and amortization from new acquisitions and other non-recurring expenses. 2. Adjusted EBITDA annualized based on forecasted Adjusted EBITDA for the quarter ended December 31, 2026 multiplied by four. Annualized figures based on assumed future operations that reflect assumptions as to certain business decisions and events that are subject to change. There can be no assurance that these annualized figures will prove to be accurate. 3. 2026 full year guidance based on gross transaction volume of $700 million and $800 million, inclusive of both dispositions and acquisitions.

Non-Core Asset Sales & Capital Recycling

GLOBAL NET LEASE

# Active Capital Recycling

## Opportunistic asset sales have reduced office exposure while improving portfolio quality

**78%**
Office Assets as % of Total Dispositions in 2026

**7.6%**
Cash Cap Rate on Occupied Dispositions in 2026[1]

↔

**8.2%**
Cash Cap Rate on Acquisitions in 2026[1]

**$3.5B**
Dispositions Completed Since 2023 Internalization

| Dispositions | Q1'26 | Q2'26[2] | Pipeline[3][4] | Total |
|---|---|---|---|---|
| **# of Properties** | 11 | 12 | 8 | **31** |
| Occupied Sales ($M) | $21.6 | $66.5 | $13.9 | **$102.0** |
| Vacant Sales ($M) | $49.0 | $8.2 | $103.6 | **$160.8** |
| **$ Amount Sold / Under Pipeline ($M)** | **$70.6** | **$74.7** | **$117.5** | **$262.8** |

*Includes $82 million of office assets being sold upon lease expiration, ensuring GNL collects remaining contractual rental cash flows while avoiding leasing costs, capital expenditures and occupancy risk*

| Acquisitions | Q1'26 | Q2'26[3] | Pipeline[3] | Total |
|---|---|---|---|---|
| **# of Properties** | — | 1 | 40 | **41** |
| **$ Amount Acquired / Under Pipeline ($M)** | — | $14.1 | $535.0 | **$549.1** |

Note: Disposition data as of July 31, 2026.
1. Cash cap rates calculated based on closed dispositions and acquisitions.
2. Includes dispositions and acquisitions closed through July 31, 2026.
3. Disposition and acquisition pipeline under signed purchase and sale agreements ("PSA") or letters of intent ("LOI"). There can be no assurance that transactions under PSA or LOI will be consummated on the above terms, if at all. PSA includes approximately $40 million of dispositions and LOI includes approximately $77 million of dispositions.
4. Includes $64 million of dispositions under PSA or LOI that are expected to close in 2027.

Q2'26 Investor Presentation 9

U.S. / Canada 74% Europe 26% Geographic Distribution Global Portfolio of Mission-Critical Assets Q2'26 Investor Presentation 10 Real Estate Portfolio Overview 798 Properties Industrial & Distribution 47% Office 25% Retail 28% Annualized SLR by Segment 40M Square Feet 97% Occupancy 5.7 Years Weighted Average Remaining Lease Term(1) 87% Contractual Rent Increases(2) 63% Investment Grade Tenants(1)(3) Note: Portfolio metrics as of June 30, 2026. 1. Metric calculated based on annualized SLR as of June 30, 2026. 2. The percentage of leases with rent increases is based on straight line rent as of June 30, 2026. Refer to SLR definition included in the footnotes on slide 13. Contractual cash base rent increases average 1.4% per year and include fixed percent or actual increases, or country CPI-indexed increases, which may include certain floors or caps on rental increases. As of June 30, 2026, and based on straight-line rent, approximately 62.1% are fixed-rate increases, 20.3% are based on the Consumer Price Index, 4.4% are based on other measures and 13.2% do not contain any escalation provisions. 3. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Based on annualized SLR and as of June 30, 2026, GNL's portfolio was 38.0% actual investment grade rated and 25.3% implied investment grade rated. Fully-integrated, internally managed platform with a strategically assembled single-tenant portfolio

Earnings Summary ($MM) Revenue from Tenants $112.5 Net loss Attributable to Common Stockholders ($7.5) NOI(1) $99.1 Cash NOI(1) $100.5 Adjusted Funds from Operations (AFFO)(1) $45.7 Adjusted Funds from Operations (AFFO)(1) per Share $0.22 Weighted Average Diluted Shares Outstanding 211.3 Debt Capitalization ($MM) Total Secured Debt $1,024 3.75% Senior Notes $500 4.50% Senior Notes $500 Revolving Credit Facility $473 Total Unsecured Debt $1,473 Total Debt $2,497 Interest Coverage Ratio(2) 3.2x Weighted Average Interest Rate Cost(3) 4.1% Q2 2026 Financial Highlights Q2'26 Investor Presentation 11 Financial Foundation 1. AFFO, Adjusted EBITDA, NOI and Cash NOI are non-GAAP financial measures, see Non-GAAP Financial Measures in the Appendix. 2. The interest coverage ratio is calculated by dividing actual adjusted EBITDA for Q2 2026 by cash paid for interest (calculated based on interest expense less the non-cash portion of interest expense). 3. Weighted-average interest rate cost is based on the outstanding principal balance. 4. Represents total debt outstanding of $2.5 billion, less cash and cash equivalents of $153.6 million. 5. Excludes the effect of discounts and deferred financing costs, net. 6. Gross asset value is defined as total assets plus accumulated depreciation and amortization as of June 30, 2026. 7. Liquidity includes $765.4 million of availability under the Revolving Credit Facility and $153.6 million of cash and cash equivalents as of June 30, 2026. GNL is raising its 2026 AFFO per Share Guidance to $0.82 – $0.85, up from $0.80 – $0.84, reflecting continued strong execution across the portfolio $2,344 Net Debt(4)(5) $5,055 Gross Asset Value(6) 6.6x Net Debt(4)(5) to Adjusted EBITDA(1) $919 Liquidity(7) 46.4% Net Debt(4)(5) / Gross Asset Value(6) 92% Fixed Rate Debt

Financial Foundation

# Proactive Balance Sheet Management

GLOBAL NET LEASE

## Strategic Focus:

- **Maintain Improved Leverage Levels**
  As GNL enters the next phase of its corporate strategy focused on durable earnings growth, the Company intends to execute this transition through a disciplined, balanced approach to capital allocation while maintaining financial flexibility
- **Reduce Cost of Capital**
  Continue to manage borrowings efficiently under the Revolving Credit Facility to take advantage of its lower interest rate spreads across currencies, which generated approximately 160 basis points of interest rate savings based on rates as of June 30, 2026
- **Further Strengthen Capital Structure**
  GNL continues to actively monitor the overall bond market as it evaluates the opportunity for a potential investment-grade bond issuance

### Well-Laddered Debt Maturities[5]



$0
$500
$94
$500
$270
$528
$473
$132
2026
2027
2028
2029
2030[6]
Thereafter
Mortgage Debt
Revolving Credit Facility
Senior Notes

**Since Q2'25, Reduced Net Debt[(2)(3)] by $630M**

| $919M | $1.3B | 6.6x | BBB- |
|---|---|---|---|
| Liquidity[(4)] | Capacity on Revolving Credit Facility | Net Debt[(2)(3)] to Adjusted EBITDA[(1)] | Fitch Corporate Rating |

1. Adjusted EBITDA is a non-GAAP measure, see Non-GAAP Financial Measures in the Appendix.
2. Represents total debt outstanding of $2.5 billion, less cash and cash equivalents of $153.6 million.
3. Excludes the effect of discounts and deferred financing costs, net.
4. Liquidity includes $765.4 million of availability under the Revolving Credit Facility and $153.6 million of cash and cash equivalents as of June 30, 2026.
5. Excludes the effect of discounts and deferred financing costs, net. Current balances as of June 30, 2026 are shown in the year the debt matures.
6. Assumes GNL exercises its two 6-month extension options on its Revolving Credit Facility.

Q2'26 Investor Presentation 12

Real Estate Portfolio

# Global Presence. Durable Portfolio.

GLOBAL NET LEASE

| | Total Portfolio | | Industrial & Distribution | | Retail | | Office |
|---|---|---|---|---|---|---|---|
| Number of Properties | 798 | | 182 | + | 567 | + | 49 |
| Square Feet (millions) | 39.7 | | 28.0 | + | 6.5 | + | 5.1 |
| SLR[(1)] (millions) | $391 | | $182 (47%) | + | $109 (28%) | + | $99 (25%) |
| U.S. \| Europe Exposure%[(2)] | 74% \| 26% | | 83% \| 17% | | 83% \| 17% | | 47% \| 53% |
| % Leased[(3)] | 97% | | 96% | + | 97% | + | 99% |
| WALT[(2)] | 5.7 Years | | 5.8 Years | + | 6.5 Years | + | 3.5 Years |
| Percent IG Rated Tenants[(2)(4)] | 63% | | 62% | + | 50% | + | 79% |
| Rent Escalations[(2)] | 87% | | 92% | + | 77% | + | 87% |
| Average Annual Rent Increase[(2)] | 1.4% | | 1.7% | + | 1.0% | + | 1.5% |

GNL's global presence and diversified portfolio provides a competitive advantage relative to peers as well as flexibility to focus on attractive opportunities in multiple segments and markets that the Company believes will continue to contribute long-term value to GNL shareholders

Note: Portfolio metrics as of June 30, 2026.
1. Calculated as of June 30, 2026, using annualized rent ("SLR") converted from local currency into USD as of June 30, 2026 for the in-place lease on the property on a straight-line basis, includes tenant concessions such as free rent, as applicable.
2. Metric based on annualized SLR as of June 30, 2026.
3. Metric calculated based on square feet as of June 30, 2026.
4. Refer to Investment Grade Rating definition included in the footnotes on slide 10.

Q2'26 Investor Presentation 13

48% 3% 3% 3% 4% 4% 6% 6% 6% 7% 10% Other Aerospace Technology Pharmacy Discount Retail Distribution Consumer Goods Auto Manufacturing Healthcare Freight & Logistics Financial Services Tenant Industry Diversification (% of SLR)(1) 2.2% 2.2% 2.3% 2.4% 2.5% 2.6% 2.6% 2.9% 3.8% 5.9% Top Ten Tenants (% of SLR)(1) Industry-Leading, Credit-Worthy Tenants Q2'26 Investor Presentation 14 Real Estate Portfolio 80% Of Top 10 Tenants are Investment-Grade Rated(4) Note: Portfolio metrics as of June 30, 2026. 1. Metric based on annualized SLR as of June 30, 2026. Refer to SLR definition included in the footnotes on slide 13. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 10. 3. “Other” represents the aggregate of all industries with less than approximately three percent exposure. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top ten tenants. High-quality portfolio supported by financially strong, recession-resistant tenants across essential sectors Top ten tenants represent only 29% of GNL’s SLR with no single tenant accounting for more than 5.9% Actual: Baa2 Actual: Baa2 Implied: Baa3 Actual: Baa1 Actual: Baa1 Actual: Baa3 Actual: Aa1 Actual: Aa3 Actual: Ba3 Represents Investment-Grade Tenant(2) (3) Actual: NR

Global Footprint, Local Execution GNL’s geographically diverse portfolio combines global scale with local expertise. Spanning multiple regions, the Company believes it is positioned to respond to unique market dynamics, optimize value, and manage risk. GNL engages directly with tenants to support operational needs and long-term objectives, structuring customized solutions that drive stability, sustainable growth, and lasting value. Q2'26 Investor Presentation 15 Real Estate Portfolio United States / Canada | 73.6% of Total SLR Southeast – 18.7% Pacific Southwest – 3.6% Midwest – 23.2% Northeast – 8.1% Mid-Atlantic – 10.7% Pacific Northwest – 0.8% Southwest – 7.7% Canada – 0.8% Europe | 26.4% of Total SLR United Kingdom – 10.0% France – 1.5% Netherlands – 4.7% Channel Islands – 1.5% Finland – 3.6% Luxembourg – 1.6% Germany – 2.9% Italy – 0.6% Note: Data as of June 30, 2026.

Real Estate Portfolio

# Driving Leasing Momentum Through Active Asset Management

| Q2'26 Single-Tenant Leasing and Renewal Activity | |
|---|---|
| Renewals Completed | **15** |
| Q2 2026 SLR Renewal Spread[(1)] | **5.6%** |
| Straight-Line Rent on Renewals | **$5.1 million** |
| Square Feet on Renewals | **357,934** |
| Weighted Average Lease Term on Renewals | **8.4 Years** |

FedEx: Executed a 5-year lease renewal with FedEx in Q2'26 at their ~103,000-square-foot distribution facility, with a 9.1% SLR renewal spread

FedEx Freight: Executed ~147,000 square feet of renewals with FedEx Freight in Q2'26, with a 4.6% SLR renewal spread

Dollar General: Executed ~76,000 square feet of renewals with Dollar General in Q2'26, with a 7.4% SLR renewal spread

Leasing activity from 4/1/2026 through 6/30/2026.
1. Calculated using Straight-Line Rent.

Q2'26 Investor Presentation 16

1.4% 3.4% 6.9% 11.9% 7.2% 39.5% 0.1% 1.6% 2.2% 1.5% 2.2% 8.9% 2.3% 1.9% 1.7% 2.3% 0.7% 4.3% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule by Property Type (% of Total SF) Industrial and Distribution Retail Office Attractive Lease Maturity Schedule Q2'26 Investor Presentation 17 Real Estate Portfolio Note: Data as of June 30, 2026. 1. Weighted average remaining lease term in years is based on square feet as of June 30, 2026. 5.7 Years Weighted Average Remaining Lease Term(1) 3.7% 52.7% 7.0% 10.9% 15.7% 10.0% Stable, long-term, single-tenant net leased assets results in a favorable lease maturity schedule

Top Five Industrial & Distribution Tenants Tenant Credit Rating Country % of Total SLR Actual: Baa2 U.S. / Canada 5.9% Actual: Ba3 U.S. / Italy 3.8% Implied: Baa3 U.S. 2.6% Actual: Baa2 U.S. 2.4% Actual: Baa1 U.S. 2.2% Top 5 Tenants 77.5% IG Rated(2)(3) 16.9% Industrial & Distribution Overview Q2'26 Investor Presentation 18 Real Estate Portfolio United States 81% United Kingdom 5% Europe 12% Canada 2% Geographic Breakdown (% of Total SLR) 47% Total Portfolio 182 Properties 28.0M Square Feet 15% CPI Increases(1) 96% Leased 5.8 Years WALT 62% IG Tenants(1) 92% Rent Escalators(1) 1.7% Average Annual Rental Increase(1) 1.4% 3.4% 6.9% 11.9% 7.2% 39.5% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule (% of SF) 5.8 Years Weighted Average Lease Term Note: Portfolio Metrics as of June 30, 2026. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 13. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 10. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Top Five Retail Tenants Tenant Credit Rating Country % of Total SLR Actual: Baa3 U.S. 2.5% Actual: Baa1 U.S. 2.3% Actual: NR U.K. 2.2% Implied: Baa3 U.S. 2.0% Actual: Ba1 U.S. 1.4% Top 5 Tenants 65.4% IG Rated(2)(3) 10.4% 0.1% 1.6% 2.2% 1.5% 2.2% 8.9% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule (% of SF) Retail Overview Q2'26 Investor Presentation 19 Real Estate Portfolio United States 83% United Kingdom 12% Europe 5% Geographic Breakdown (% of Total SLR) 28% Total Portfolio(1) 567 Properties 6.5M Square Feet $109M SLR 97% Leased 6.5 Years WALT 50% IG Tenants(1) 77% Rent Escalators(1) 1.0% Average Annual Rental Increase (1) 6.5 Years Weighted Average Lease Term Note: Portfolio Metrics as of June 30, 2026. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 13. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 10. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Top Five Office Tenants Tenant Credit Rating Country % of Total SLR Actual: Aa3 Netherlands 2.9% Actual: Aa1 U.S. 2.6% Actual: A Luxembourg 1.6% Actual: Ba2 U.S. 1.4% Implied: Baa2 U.S. 1.1% Top 5 Tenants 85.4% IG Rated(3)(4) 9.6% Office Overview Q2'26 Investor Presentation 20 Real Estate Portfolio United States 47% Europe 36% United Kingdom 17% Geographic Breakdown (% of Total SLR) 25% Total Portfolio(1) 49 Properties 5.1M Square Feet $99M SLR 99% Leased 79% IG Tenants(1) 1.5% Average Annual Rental Increase(1) 87% Rent Escalators(1) 67% Mission Critical(2) 2.3% 1.9% 1.7% 2.3% 0.7% 4.3% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule (% of SF) 3.5 Years Weighted Average Lease Term Note: Portfolio Metrics as of June 30, 2026. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 13. 2. Mission critical includes HQ, Lab, and R&D facilities and is calculated based on square feet. 3. Refer to Investment Grade Rating definition included in the footnotes on slide 10. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Acquisition of Modiv Industrial

Acquisition of Modiv Industrial

# Transaction Rationale & Strategic Benefits

GLOBAL NET LEASE

## *Immediate Earnings Accretion with Attractive Embedded Synergies*

- Transaction is expected to be immediately 4% accretive to AFFO per share
- Expected to result in the elimination of duplicative G&A expenses and other cost synergies, totaling $6 million of identified synergies expected to be captured annually

**+4%**
*AFFO Accretion*

## *Leverage-Neutral Transaction Maintains Balance Sheet and Liquidity Strength*

- All-stock transaction was structured to be leverage neutral, requiring no new external capital to complete the transaction
- The transaction structure preserves balance sheet strength and financial flexibility, positioning GNL to invest in strategic growth initiatives and continue driving down leverage over the long-term

**0.0x**
*Additional Leverage*

## *High-Quality Industrial Net Lease Portfolio*

- GNL will be acquiring a high-quality net lease portfolio concentrated in mission-critical industrial assets, supported by an attractive weighted average lease term of 15.0 years[1] and 2.4% average annual rent escalations[2]
- Long-duration lease profile extends GNL's weighted average lease term from 5.7 years in Q2'26 to 6.6 years[1] on a pro forma basis, enhancing both portfolio durability and cash flow visibility

**2.4%**
*Average Annual Rent Escalation*

## *Strengthened Portfolio Quality & Diversification*

- Acquisition further strengthens GNL's overall portfolio mix by significantly increasing exposure to high-quality mission-critical industrial assets while meaningfully reducing office concentration
- The portfolio features a well-recognized tenant base of leading global brands, with 45% of annual base rent derived from investment-grade rated tenants[3]

**45%**
*Investment-Grade Tenants*

## *Enhanced Platform to Support Long-Term Growth and Shareholder Value*

- The acquisition will enhance GNL's overall scale, diversification, and capital flexibility, anticipated to position the Company's platform to efficiently access capital, pursue strategic investments, and support sustainable long-term growth and value creation
- **Anticipate closing the Modiv Transaction in mid-August 2026, assuming approval by Modiv's stockholders at their special meeting to be held on August 10, 2026**

**$5B+**
*Pro Forma Platform*

1. Modiv's metric based on square feet as of December 31, 2025, adjusted for Modiv's previously disclosed disposition of Northrop Grumman and Kalera. GNL's metric based on June 30, 2026.
2. Metric based on Annual Base Rent as of December 31, 2025, adjusted for Modiv's previously disclosed disposition of Northrop Grumman and Kalera.
3. Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Based on Annual Base Rent and as of December 31, 2025, Modiv's portfolio was 23% actual investment grade rated, and 22% implied investment grade rated.

Q2'26 Investor Presentation 22

Transaction Structure • Global Net Lease, Inc. (“GNL”) to acquire Modiv Industrial Inc. (“MDV”) in all-stock transaction • Transaction valued at enterprise value of approximately $535 million • GNL intends to fully repay all of Modiv’s existing balance sheet debt and pay off Modiv’s preferred stock using its Revolving Credit Facility and cash on hand, requiring no new external capital to complete the transaction • Post-closing, existing GNL stockholders are expected to own approximately 89% of the combined company and Modiv stockholders are expected to own approximately 11% Consideration • Holders of Modiv common stock and operating partnership units (“OP Units”) will receive 1.975 newly-issued shares of GNL common stock or OP Units for each share of Modiv common stock or OP Unit they hold at closing of the transaction, representing a total consideration of approximately $18.82 per Modiv share based on GNL’s closing share price as of May 1st, 2026 ◼ $18.82 implied offer price represents a 17% premium to Modiv’s closing share price on May 1st, 2026, the last full trading day prior to the transaction announcement ◼ 28% premium to Modiv’s unaffected share price prior to its January 20th , 2026 strategic update • $42 million of MDV Series A Cumulative Redeemable Perpetual Preferred Stock to be redeemed at liquidation preference • Planned repayment of all outstanding MDV debt, including $250 million of unsecured bank debt and $24 million of mortgage debt Management and Board of Directors • Following the transaction, there are no anticipated changes to GNL’s executive management team or Board of Directors Expected Close • Transaction is expected to close in mid-August 2026, subject to customary closing conditions, including the approval of Modiv stockholders. No approval of GNL shareholders is required Transaction Overview Q2'26 Investor Presentation 23 Acquisition of Modiv Industrial Note: Market data as of May 1, 2026.

Acquisition of Modiv Industrial

GLOBAL NET LEASE

# Modiv Portfolio Summary

## Complementary high-quality industrial net lease assets enhance GNL's existing mission-critical industrial portfolio

**40** Properties

**14** States

**4.2M** Square Feet

**26** Tenants

**98%** Occupancy

**15.0 yrs** WALT

**45%** IG Tenants[1]

**100%** Contractual Rent Increases[2]

**2.4%** Average Annual Rental Increase[2]



MN
MI
NY
PA
OH
IL
UT
CO
CA
AZ
TX
NC
SC
FL

Market Presence

*Geographically well-diversified portfolio, **providing exposure to key industrial markets across the United States** and **enhancing overall portfolio resilience and stability***

### Top Ten Portfolio Tenants

| Tenant | Property Type | Industry | Credit Ratings | WALT (Years) | % of Total ABR |
|---|---|---|---|---|---|
| Lindsay | Industrial | Infrastructure | Implied Ba1 | 21.0 | 14.3% |
| KIA | Retail | Automotive Dealership | Implied Baa2 | 20.8 | 10.8% |
| Cal OES | Government | Government | Aa2 | 8.7 | 7.0% |
| Dimatix | Industrial | Technology | A2[3] | 9.9 | 6.7% |
| AvAIR | Industrial | Aerospace | Implied Ba2 | 6.7 | 6.4% |
| VALTIR | Industrial | Infrastructure | Implied Ba3 | 17.7 | 5.1% |
| 3M | Industrial | Industrial Products | A3 | 8.3 | 5.0% |
| Taylor | Industrial | Food Manufacturing | Implied A2 | 7.4 | 4.5% |
| PBC Lincar | Industrial | Machinery | Implied Ba2 | 17.0 | 4.1% |
| TITAN | Industrial | Energy | Implied B3 | 17.1 | 3.9% |

Note: Portfolio metrics as of December 31, 2025, adjusted for Modiv's previously disclosed disposition of Northrop Grumman and Kalera.
1. Refer to Investment Grade definition included in the footnotes on slide 10.
2. Metric based on Annual Base Rent as of December 31, 2025, adjusted for Modiv's previously disclosed disposition of Northrop Grumman and Kalera.
3. Represents credit rating of parent company Fujifilm.

Q2'26 Investor Presentation 24

0.0% 2.0% 1.0% 5.0% 2.0% 90.0% 2026 2027 2028 2029 2030 2031+ Modiv’s attractive lease maturity schedule will extend GNL’s pro forma WALT to 6.6 years(2), an increase from 5.7 years in Q2’26 Long-Dated, Well Laddered Lease Maturities Q2'26 Investor Presentation 25 Acquisition of Modiv Industrial MDV's extended portfolio WALT of 15.0 years would meaningfully extend GNL’s WALT and enhance portfolio durability and cash flow visibility 1. Metric based on square feet as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 2. Pro forma metric based on square feet. 3. Metric based on Annual Base Rent as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. 15.0 Years Weighted Average Lease Term(1) 2.4% Average Annual Rental Increase(3) >90% of Portfolio ABR Expires After 2030

GNL’s pro forma metrics enhanced through the acquisition of MDV’s pure-play, single-tenant industrial portfolio Enhanced Portfolio Composition Q2'26 Investor Presentation 26 Acquisition of Modiv Industrial Note: Portfolio metrics as of December 31, 2025, adjusted for Modiv’s previously disclosed disposition of Northrop Grumman and Kalera. GNL portfolio metrics as of June 30, 2026. 1. Metric based on square feet. 2. Pro forma metric based on annualized SLR for GNL and Annual Base Rent for MDV. 3. GNL and MDV % IG tenants includes both actual and implied credit rating. Su Total Pro Forma Portfolio Number of Properties 798 + 40 838 Number of States 48 + 14 48 Square Feet (millions) 40.0 + 4.2 44.2 Industrial / Retail / Office 47% / 28% / 25% 82% / 11% / 7% 50% / 26% / 24% % Leased(1) 97% + 98% 97% WALT(1) 5.7 Years + 15.0 Years 6.6 Years Percent IG Rated Tenants(2)(3) 63% + 45% 62% Contractual Rent Increases(2) 87% + 100% 88% Average Annual Rent Increase(2) 1.4% + 2.4% 1.5%

Executive Team: Leading With Experience. Executing With Discipline. Michael Weil Chief Executive Officer & President Over 20 years of experience leading public REITs and real estate platforms, managing nearly $30 billion across healthcare, retail, office, and industrial assets, and guiding organizations through mergers & acquisitions, IPOs, and internalizations Q2'26 Investor Presentation 27 Leadership Chris Masterson Chief Financial Officer Over 20 years of finance and accounting experience, including senior leadership as CFO of multiple public REITs, with prior experience at Goldman Sachs and KPMG Jesse Galloway Executive Vice President & General Counsel Over 25 years of legal and executive experience representing major real estate companies and financial institutions, including 10 years as General Counsel and 15 years in private practice Ori Kravel Chief Operating Officer Over 15 years of experience in corporate strategy, capital markets, and operations within the public REIT sector, having executed over $15 billion in capital markets transactions and $30 billion in M&A transactions Jason Slear Executive Vice President Over 20 years of experience in acquisitions, dispositions, and leasing, with a track record of sourcing and closing more than $10 billion in single-tenant net lease transactions and over 10 million square feet of leasing activity

Board of Directors: Partnering with Management. Focused on Shareholders. Q2'26 Investor Presentation 28 Leadership Rob Kauffman Non-Executive Chairperson Co-founder of Fortress Investment Group and previously worked as a Managing Director at UBS, a Principal at BlackRock Financial and at Lehman Brothers M. Therese Antone Independent Director Currently serves as Chancellor of Salve Regina University, a position she has held since her appointment in 2009, and as Commissioner of the Rhode Island Ethics Commission Lisa Kabnick Independent Director Retired Partner at Troutman Pepper Hamilton Sanders LLP, and has also served as a member of the Board of Directors of The Philadelphia Inquirer since 2015 Leslie Michelson Independent Director Currently serves as Lead Independent Director of Franklin BSP Lending Corporation and formerly held the position of Chairman and CEO of Private Health Management, Inc. Michael Weil Director Chief Executive Officer of Global Net Lease, Inc., since 2023, and a member of the Board of Directors since 2012. Previously served as CEO of The Necessity Retail REIT and as President of the Board of Directors of the Real Estate Investment Securities Association (now ADISA) Michael J.U. Monahan Independent Director Currently serves as a Vice Chair at CBRE, where he has worked for more than 25 years, and previously held positions at Jones Lang Wootton and Cushman & Wakefield Stanley Perla Independent Director Previously served as a member of the Board of Directors and Chair of the Audit Committee of Madison Harbor Balanced Strategies, Inc., and is a former Partner at Ernst & Young, where he worked for 35 years Leon C. Richardson Independent Director Founder, President, and Chief Operating Officer of The Chemico Group, one of the largest minority-owned chemical management and distribution companies in the U.S., and also serves on the Stellantis Advisory Council and the GM Inclusion Board

Financial Definitions Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our performance, ability to incur and service debt, financial condition and results of operations. These non-GAAP financial measures include Funds from Operations (“FFO”), Core Funds from Operations (“Core FFO”), Adjusted Funds from Operations (“AFFO”), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Operating Income (“NOI”), Cash Net Operating Income (“Cash NOI”) and Cash Paid for Interest. While NOI is a property-level measure, AFFO is based on total Company performance and therefore reflects the impact of other items not specifically associated with NOI such as, interest expense, general and administrative expenses and operating fees to related parties. Additionally, NOI does not reflect an adjustment for straight-line rent, but AFFO does include this adjustment. FFO, Core FFO, AFFO, Adjusted EBITDA, NOI and Cash NOI and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Definitions of such non-GAAP measures can be found in the Company’s Q2 2026 earnings release for the quarter ended June 30, 2026, furnished as exhibit 99.1 to the Current Report on Form 8-K filed by Global Net Lease, Inc. (the “Company” or “GNL”) on August 5, 2026. Reconciliations of such non-GAAP measures for Q2 2026 to their nearest comparable GAAP measures can be found in the Appendix found within. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, GNL’s financial statements prepared in accordance with GAAP. Additional information with respect to the Company is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on the Company’s website, https://www.globalnetlease.com/. Caution on Use of Non-GAAP Measures FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, Cash NOI and Cash Paid for Interest should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP measures. Other REITs may not define FFO in accordance with the current National Association of Real Estate Investment Trusts (“NAREIT”) definition (as we do) or may interpret the current NAREIT definition differently than we do or may calculate Core FFO or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly-titled measures presented by other REITs. We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs in our peer group. Q2'26 Investor Presentation 29 Appendix

Non-GAAP Reconciliations (Amounts in thousands) Three Months Ended 30-Jun-26 Net income $3,486 Depreciation and amortization 41,512 Interest expense 38,820 Income tax expense 4,775 EBITDA 88,593 Impairment charges 3,695 Equity-based compensation 3,942 Merger, transaction and other costs 6,561 Gain on dispositions of real estate investments (23,250) Loss on derivative instruments 302 Unrealized gains on undesignated foreign currency advances and other hedge ineffectiveness (1,816) Loss on extinguishment and modification of debt 11,911 Other income (275) Write offs of straight-line rent 773 Discontinued operations adjustments (1,621) Adjusted EBITDA 88,815 General and administrative 11,884 Write offs of straight-line rent (773) Discontinued operations adjustments (850) NOI 99,076 Amortization of above- and below- market leases and ground lease intangibles and right-of-use assets, net 1,088 Straight-line rent 378 Cash NOI 100,542 Cash Paid for Interest: Interest Expense – continuing operations $38,820 Non-cash portion of interest expense (2,271) Amortization of discounts on mortgages and senior notes (8,685) Total Cash Paid for Interest $27,864 Q2'26 Investor Presentation 30 Appendix

Non-GAAP Reconciliations (Amounts in thousands) Three Months Ended 30-Jun-26 Net loss attributable to common stockholders (in accordance with GAAP) $(7,450) Impairment charges 3,695 Depreciation and amortization 41,512 (Gain) loss on dispositions of real estate investments (23,250) Discontinued operations FFO adjustments (573) FFO (as defined by NAREIT) attributable to stockholders 13,934 Merger, transaction and other costs 6,561 Loss on extinguishment and modification of debt 11,911 Core FFO attributable to stockholders 32,406 Non-cash equity-based compensation 3,942 Non-cash portion of interest expense 2,271 Amortization related to above- and below- market lease intangibles and right-of-use assets, net 1,088 Straight-line rent 378 Unrealized (gains) losses on undesignated foreign currency advances and other hedge ineffectiveness (1,816) Eliminate unrealized gains on foreign currency transactions(1) (59) Amortization of discounts on mortgages and senior notes 8,685 Eliminate gains related to multi-tenant disposition receivable(2) (1,039) Forfeited disposition deposit(3) (154) Adjusted funds from operations (AFFO) attributable to common stockholders $45,702 Weighted-average shares outstanding – Basic and Diluted 211,339 Net loss per share attributable to common shareholders $(0.04) FFO per share $0.07 Core FFO per share $0.15 AFFO per share $0.22 Dividends declared $40,640 Q2'26 Investor Presentation 31 Appendix 1. For AFFO purposes, we adjust for unrealized gains and losses. For the three months ended June 30, 2026, the loss on derivative instruments was $0.3 million, which consisted of unrealized gains of $0.1 million and realized losses of $0.4 million. 2. Represents adjustments to the fair value of the embedded derivative feature of the multi-tenant disposition receivable. We do not consider these adjustments to be indicative of our normal operating performance and have, accordingly, decreased AFFO for this amount. 3. Amount recorded in other income in our consolidated statement of operations. We do not consider this income to be part of our normal operating performance and have, accordingly, decreased AFFO for this amount.